Exhibit 99.1

Date: December 12 , 2010

Sino Green Land Corporation
Suite 2711A, 27/F, Exchange Tower,
33 Wang Chiu Road, Kowloon Bay,
Kowloon, Hong Kong

Re:  Stock Purchase Agreement

Dear Sirs:

This agreement sets forth the terms on which the undersigned (the “Investor”) agrees to purchase shares (the “Shares”) of common stock, par value $.001 per share (“Common Stock”) of Sino Green Land Corporation, a Nevada corporation, at a purchase price per Share of $0.20 (the “Purchase Price per Share”).

In consideration of the mutual covenants and agreements set forth herein, the Company and the Investor hereby agree as follows:

1. The Investor hereby agrees to purchase from the Company, and the Company agrees to sell to the Investor, the number of Shares set forth on the signature page of this Agreement at the Purchase Price per Share.  The total purchase price (the “Purchase Price”) for the Shares subscribed for by the Investor is set forth on the signature page of this Agreement.

2. Payment of the Purchase Price shall be made by wire transfer in accordance with the instructions from the Company.   The Company will have the Shares issued to the Investor as soon as practical after its receipt of payment of the Purchase Price.

3. The Company is offering a maximum of 15,000,000 shares of Common Stock at the Purchase Price per Share on a best efforts basis, with no minimum number of Shares being sold.  As a result, the Investor understands that it is possible that the Company will not receive any proceeds from the sale of Shares other than the purchase price of the Shares previously sold by the Company, if any, and the Purchase Price of the Shares being purchased by the Investor. The Company may offer the Shares during the Subscription Period.  The Subscription Period is the period ending on December 31, 2010, which date may be extended by the Company on one or more occasions, for a maximum of 60 additional days.  The Company also has the right, in its sole discretion, to increase the number of Shares being offered.

4. The Investor understands and agrees that, after the Company’s receipt of this Agreement, the Company will review the Investor’s eligibility and will determine whether to accept or reject this subscription in whole or in part.  The Company may determine to reject this subscription in whole or in part in its sole and absolute discretion.  If this subscription is accepted in whole, then the Company will issue the Shares subscribed for to the Investor.  If this subscription is rejected in whole, this Agreement and any other subscription materials will be promptly returned to the Investor and the Investor’s subscription payment will be refunded to the Investor without interest.  In that event, the Investor and the Company will have no further rights or claims against each other by virtue of this Agreement.  If this subscription is accepted in part and rejected in part, the Company is authorized to amend this Agreement to reflect the number of Shares for which this subscription is accepted, and the Company will issue the Shares as to which this subscription is accepted.  The Company reserves the right to terminate this offering at any time.

5. The Investor hereby represents, warrants, covenants and agrees as follows:

(a) The Investor understands that the offer and sale of the Shares is being made only by means of this Agreement.  The Investor understands that the Company has not authorized the use of, and the Investor confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed by the Company with the Securities and Exchange Commission (the “Commission”) on or prior to the date of this Agreement.  The Investor is aware that the purchase of the Shares involves a high degree of risk and that the Investor may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company will need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business.  The Investor understands that he is presently unable to publicly sell the Shares pursuant to Rule 144 of the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and that his ability to sell the Shares in the public market is limited as provided in said Rule 144.  The Investor understands that there is no active market in the Common Stock and the Company is not giving any assurance that an active market will ever develop for the Common Stock, as a result of which the Investor may have difficulty in selling the Shares if and when he may sell the Shares pursuant to Rule 144 or any similar successor rule.  Furthermore, in subscribing for the Shares, the Investor acknowledges that he is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow or acquisitions in purchasing the Shares.

(b) The Investor represents to the Company that the Investor is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and he understands the meaning of the term “accredited investor.”  The Investor has indicated on the signature page of this Agreement the basis for his status as an accredited investor, based on the definition as set forth in Exhibit A to this Agreement.  The Investor further represents that the Investor has such knowledge and experience in financial and business matters as to enable the Investor to understand the nature and extent of the risks involved in purchasing the Shares.  The Investor is fully aware that such investments can and sometimes do result in the loss of the entire investment.  The Investor has engaged his own counsel and accountants to the extent that he deems it necessary.

(c) The Investor is not acquiring the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S of the Commission under the Securities Act (“Regulation S”)) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Investor may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements.

(d) The Investor acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(e) The Investor acknowledges and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws.

(f) The Investor represents and warrants that no broker or finder was involved directly or indirectly in connection with his purchase of the Shares pursuant to this Agreement except as disclosed in writing to the Company. The Investor shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Investor’s warranty contained in this Paragraph 5(f).

(g) The Investor understands that he or she has no registration rights with respect to the Shares.

(h) The Investor is not a citizen or resident of the United States.

(i) The Investor is acquiring the Shares for his or her own account, for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons, and no other person has a direct or indirect beneficial interest in such Shares.

(j) If the Investor is an entity, the Investor was not formed for the purpose of making an investment in the Company’s securities.

(k) The Investor is not an underwriter of, or dealer in, the common stock of the Company, nor is the Investor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares.

(l) The Investor was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(m) No person has made to the Investor any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

(n) The Investor will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.  In the event that the Investor transfers any Shares during the six months following the date of this Agreement, the purchaser or other assignee shall, as a condition to the transfer of the Shares, sign a representation letter in the form of Exhibit B to this Agreement.

(o) The Investor represents and warrants that the address set forth on the signature page is his true and correct address, and understands that the Company will rely on this representation.

(p) The Investor is not an associate of a registered broker-dealer.

(q) If the Investor is a corporation, partnership, trust or other entity, the Investor represents and that (i) it is authorized and otherwise duly qualified to purchase and hold the Shares; (ii) this Stock Purchase Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Investor, and (iii) the individual who executed this Agreement on behalf of the Investor is authorized to do so.

(r) The Investor acknowledges that the Company has made no representation or warranties except as expressly set forth in this Agreement.

6. The Company represents and warrants to the Investor as follows:

(a) The issuance of the Shares has been duly authorized by all necessary corporate action and when issued pursuant to this Agreement upon payment of the Purchase Price of the Shares, the Shares will be duly and validly authorized and issued, fully paid and non-assessable.

(b) The offer, offer for sale, and sale of the Shares has not been registered with the Commission.  The Shares are being offered for sale and sold in reliance upon the exemptions from the registration provided by Regulation S of the Commission under the Securities Act, it being understood that the Company will be rely upon the representations of the Investor in claiming such exemption.

7. The proceeds from the sale of the Shares will be used for working capital and other corporate purposes.

8. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier or e-mail if receipt of transmission is confirmed by the recipient or if transmission is confirmed by mail as provided in this Section 8.  Notices shall be deemed to have been received on the date of receipt.  Notices shall be sent to the Company at Sino Green Land Corporation at the address set forth as the beginning of this Agreement to the attention of the person executing this Agreement on behalf of the Company and to the Investor at his address and telecopier number set forth on the records of the Company.  A copy of any notice to the Company shall be sent to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd floor, New York, New York 10006, Attention Asher S. Levitsky P.C., telecopier: (212) 930-9725, e-mail: alevitsky@srff.com.  Either party may change the address or person to whom notice should be by notice given in the manner set forth in this Section 8.

9.             (a)           This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b) This Agreement and the rights of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  Each party hereby (i) consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York and state courts of the State and County of New York in any action relating to or arising out of this Agreement, (ii) agrees that any process in any such action may be served upon it either (x) by certified or registered mail, return receipt requested, or by hand delivery or overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon such party in New York City or (y) any other manner of service permitted by law, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. The parties executing this Agreement and other Transaction Documents agree to waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(c) In the event that any provision of this Agreement or any other Transaction Document is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative only to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(d) References in this Agreement to the male, female or neuter gender shall include the other genders, the singular shall include the plural and the plural shall include the singular.

(e) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(g) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

[Signature on next page]

Very truly yours,

INVESTOR*:	CO-INVESTOR*:

/s/ Cleo Cheng
Signature of Investor	Signature of Co-Investor

NEMETH CHENG DISCRETIONARY TRUST
Name of Investor	Name of Co-Investor [please print]

38 Greenhill Road, Wayville SA 5034 South Australia
Address of Investor	Address of Co-Investor

Social Security or Taxpayer	Social Security or Taxpayer Identification
Identification Number of Investor	Number of Co-Investor

Name of Holder(s) as it should appear on the Company’s records *

*Please provide the exact names
(1)      For individuals, print full name of Investor.
(2)      For joint investors, print full name of Investor and all co-Investors.
(3)      For corporations, partnerships, LLC, print full name of entity, including “&,” “Co.,” “Inc.,” “LLC,” “LP,” etc.
(4)      For Trusts, print trust name (please contact your trustee for the exact name that should appear on the Company’s records).

Total Purchase Price of Shares subscribed for:	$ 1,551,900.00

Number of Shares subscribed for:	7,759,500

The Investor meets the tests for an accredited investor as set forth in the following Section of Exhibit A	:

Accepted  this 12th day of December, 2010
SINO GREEN LAND CORPORATION

By:	/s/ Xiong Luo
Name:	Xiong Luo
Title:	Chief Executive Officer and President

This subscription is accepted for the full amount subscribed for unless a lesser amount is set forth below.

Amount Accepted:	$ 1,551,900.00

Exhibit A

Accredited Investors

An Investor who meets any one of the following tests is an accredited investor:

(a)           The Investor is an individual who has a net worth, or joint net worth with the Investor’s spouse, of at least $1,000,000.

(b)           The Investor is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Investor’s spouse) for the past two years, and the Investor has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Investor’s spouse) for the current year.

(c)           The Investor is an officer or director of the Company.

(d)           The Investor is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e)           The Investor is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f)           The Investor is an insurance company as defined in section 2(13) of the Securities Act.

(g)           The Investor is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h)           The Investor is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i)           The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j)           The Investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k)           The Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l)           The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m)           The Investor is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual investor qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).

Exhibit B

Sino Green Land Corporation
Suite 2711A, 27/F, Exchange Tower,
33 Wang Chiu Road, Kowloon Bay,
Kowloon, Hong Kong

Re:  Representation Letter

Dear Sirs:

In connection with the issuance to the undersigned of shares of common stock of Sino Green Land Corporation (the “Company”) pursuant which have been transferred to the undersigned by Cleo Cheng              and to induce the Company to authorize the transfer of such shares to me, I hereby represent and warrant:

(a)    I am not acquiring the shares of common stock of the Company (the “Shares”) as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S (“Regulations S”) promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”)) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that I may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(b)    I acknowledge and agree that none of the Shares have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state and provincial securities laws;

(c)    I acknowledge and agree that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws;

(d)    No broker or finder was involved directly or indirectly in connection with my acquisition of the Shares pursuant to the Agreement. I shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of my warranty contained in this Paragraph (d).

(e)    I understand that I have no registration rights with respect to the Shares.

(f)    I am resident of the country set forth below;

(g)   I am acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, I have no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(h)    I am acquiring the Shares as principal for my own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(i)  I am not an underwriter of, or dealer in, the common shares of the Company, nor am I participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(m) I am not aware of any advertisement of any of the Shares; and

(n)  No person has made to me any written or oral representations:

(i)    that any person will resell or repurchase any of the Shares;

(ii)    that any person will refund the purchase price of any of the Shares;

(iii)    as to the future price or value of any of the Shares; or

(iv)   that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

(o)  I am an accredited investor within the meaning of Rule 501 under the Securities Act and I understand the meaning of the term “accredited investor.” The tests for determining whether I am an accredited investor are set forth on Schedule I to this representation. I further represent that I have such knowledge and experience in financial and business matters as to enable me to understand the nature and extent of the risks involved in acquiring the Shares. I am fully aware that such investments can and sometimes do result in the loss of the entire investment. I have engaged my own counsel and accountants to the extent that I deem it necessary.

NEMETH CHENG DISCRETIONARY TRUST

38 Greenhill Road, Wayville SA 5034 South Australia	[Name of stockholder]

/s/ Cleo Cheng
[Address]	[Signature]

Australia
[Country of Residence]	[Title, if applicable]

Schedule I

Accredited Investors

An Investor who meets any one of the following tests is an accredited investor:

(a)           The Investor is an individual who has a net worth, or joint net worth with the Investor’s spouse, of at least $1,000,000.

(b)           The Investor is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Investor’s spouse) for the past two years, and the Investor has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Investor’s spouse) for the current year.

(c)           The Investor is an officer or director of the Company.

(d)           The Investor is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e)           The Investor is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f)           The Investor is an insurance company as defined in section 2(13) of the Securities Act.

(g)           The Investor is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h)           The Investor is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i)           The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j)           The Investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k)           The Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l)           The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m)           The Investor is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual investor qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).

Stock Allocation

	Amount	Stock
1	$210,000	700,000	350,000
2	$30,000	100,000	50,000
3	$102,000	340,000	170,000
4	$120,000	400,000	200,000
5	$3,000	10,000	5,000
6	$9,900	33,000	16,500
7	$60,000.	200,000	100,000
8	$30,000	100,000	50,000
9	$ 18,000.	60,000	30,000
10	$102,000	340,000	170,000
11	$ 6,000	20,000	10,000
12	$ 24,000.	80,000	40,000
13	$150,000	500,000	250,000
14	$15,000	50,000	25,000
15	$195,000	650,000	325,000
16	$51,000.	170,000	85,000
17	$51,000	170,000	85,000
18	$ 24,000	80,000	40,000
19	$ 48,000	160,000	80,000
20	$102,000	340,000	170,000
21	$201,000	670,000	335,000
Total	$1,551,900.00	5,173,000	2,586,500